Exhibit 99.1

Delta: A Solid Flight Plan
Ed Bastian, President
March 9, 2010

 This presentation contains various projections and other forward-looking statements which represent Delta’s estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors” discussed in Delta’s Form 10-K filed with the SEC on February 24, 2010. Caution should be taken not to place undue reliance on
 Delta’s forward-looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update.
 In this presentation, we will discuss certain non-GAAP financial measures. You can find the reconciliations of those measures to comparable GAAP measures on our website at
 delta.com.
Safe Harbor

Delta: A Solid Flight Plan
At market fuel prices, Delta was the only
profitable network carrier in 2009
Well positioned for 2010
Creating a financially successful
airline for the long term
Strong financial foundation, premium revenue
opportunities, low cost structure and merger
synergies position Delta to take full advantage of
economic recovery
Strong financial foundation is
unique in the industry
Minimal capital requirements enable cash
investment in product quality and in balance
sheet improvement

Delta’s Performance Is Distinguished From Its Peers

2009 Pre-Tax Income,
at Market Fuel Prices ($M)
2009 EBITDAR,
at Market Fuel Prices ($M)
Note: All results exclude special items. Results adjusted to a common fuel price of $1.80 per gallon.
At market fuel prices, Delta was the only profitable network carrier in 2009

Liquidity Key to Weathering the Economic Storm
Note: Liquidity balance includes cash, short term securities and revolving credit facilities.
Unrestricted Liquidity December 2008 vs. December 2009 ($B)
Unrestricted
Liquidity Balance
12/31/08
Unrestricted
Liquidity Balance
12/31/09
Net Debt
Issuance
$5.4
$5.0
$0.3
Net Investing
($1.3)
$1.4
Operating
Cash Flow
Positive free cash flow despite $6 billion revenue decline

Unit Revenue Momentum is Building
Improvement driven by prior year comparisons, capacity discipline and economic recovery
Passenger Unit Revenue - YoY Change
(23%)
16%
Note: Forecasted value for March 2010

Corporate Sales Trends Improving
Ticket Volume
Revenue
Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb
34%
32%
 2009 2009 2009 2009 2009 2009 2009 2009 2009 2009 2010 2010

Delivering on Merger
Benefits
Moving Forward in 2010
$6 billion in free cash flow over next three
years to delever balance sheet
Strengthening the
Balance Sheet
Generating a Revenue
Premium
Integration substantially complete and on
track to deliver $2 billion in run-rate
synergies by the end of 2011
Drive industry-leading revenue from
superior network and product

• Complete rebranding of Northwest regional aircraft
• Resolve open employee representation for flight
 attendants and airport workers
• Drive revenue premium
Integration Of The Airlines Substantially Complete
Remaining Integration Items
• Single operating certificate received
• Reservations system integrated
• Single revenue management system
• Frequent flyer programs integrated
• First joint cockpit crew
• Expanded trans-Atlantic joint venture with AF/KLM
• Completed airport consolidation and rebranding
Merger Accomplishments
On track to hit full synergy run-rate by end of 2011

Targeting $600 Million in New 2010 Synergies
Revenue - $350 million
Cost - $250 million
• Expand fleet movements across
 network
• S-curve benefits
• Integrated revenue management
 technology
• First fully coordinated schedule with Air
 France/KLM
• Improved vendor terms from renegotiated
 contracts
• Discontinued freighter flying
• Continued consolidation of headquarters
 functions
• Elimination of duplicate technology platforms
Single operating certificate, technology integration unlock significant value
2009
Synergies
$700M
Revenue
Cost
2010
Synergies
Incremental Synergies
$250M
$350M
$1.3B

Delta: Generating Revenue Premium
• Optimize fleet allocations
• Integrated revenue management technology
• Corporate and agency sales contracting
• S-curve market benefits
Targeted market initiatives
provide additional revenue growth
opportunities
• New York strategy
• Pacific network restructuring
Aggressive capture of merger
synergies
• Broaden current alliance relationships
• Attract new partners
Expanding global alliances to
build out the network footprint

Realigning Delta’s Fleet Drives Network Synergies
SLC
MSP
A320
M90
Ability to maximize fleet allocations drives incremental value
A320s moved to
SLC hub, will allow
access to East
Coast markets
M90s moved to MSP
hub, where missions do
not require longer
range aircraft
International cross fleeting
builds on successful 2009
routes by adding:
 Atlanta-Paris
 Detroit-Frankfurt
 New York (JFK)-Athens
 New York (JFK)-Tel Aviv
 Memphis-Amsterdam

JFK
ATL
CDG
AMS
DTW
MSP
MEM
CVG
SLC
• First fully coordinated DL/AF/KL summer
 schedule will enhance JV profitability in 2010
 - Fully leveraged hubs & beyond network
• Joint revenue management
• Capitalizing on point-of-sale presence in each
 region
Leveraging Trans-Atlantic Joint Venture To
Maximize Profits

Investing in Customer Experience, Not Re-Fleeting
Operating cash funds $1B investment in customer experience and fleet efficiency
• All international widebody aircraft to
 have full flat-bed seats in
 BusinessElite
• Expanding in-seat audio and video on
 demand for customers on all wide-
 body aircraft
• Adding First Class cabins to all 70-
 seat regional jets
• Completing conversions of pre-
 merger Northwest aircraft to Delta
 interiors
• Installing winglets on more than 170
 additional aircraft to improve fuel
 efficiency
• New SkyClub locations

Targeting Flat Unit Costs Excluding Fuel in 2010
Consolidated CASM ex Fuel (¢)
8.25
8.28
2009
2010
Key cost synergies/productivity initiatives
• Improved vendor contract terms
• Further streamlining overhead and technology
• Airport efficiencies
• Savings from grounding older, less efficient
 aircraft
• Incremental benefits of 2009 actions (i.e., freighter
 grounding, aligning staffing levels)
Expected cost pressures
• Engine maintenance volume
• Investments in employees
• Customer and product investment initiatives
Benefits from cost synergies and productivity offset cost pressures
Note: All figures exclude special items
Mainline CASM ex Fuel (¢)
7.40
7.40
2009
2010

Managing Fuel Price Risk Through Systematic
Hedging
Downside Participation
76%
78%
86%
91%
83%
Note: Hedging portfolio data as of March 5, 2010
• Use of call options will allow for downside price participation but will protect against upward cost pressures
Avg. Crude Call
Projected fuel price
$2.22
$2.33
$2.43
$2.45
$2.36

Collars
Swaps
Call options
47%
49%
29%
20%
36%

Free Cash Flow Will Drive Balance Sheet Delevering
Operating Cash Flow
Capital Expenditures
$3 - $4 billion
Total Three Year Projection
2010 - 2012
$9 - $10 billion
Adjusted Net Debt ($B)
12/31/09
12/31/12
Free Cash Flow
~$6 billion
Strong operating cash flow, coupled with minimal capital requirements

Revenue Strength Driving Improved March Quarter Expectations
	March quarter 2010	January 26 guidance
Operating margin	1 - 2%	Breakeven
Fuel price	$2.22	$2.22
Total unrestricted liquidity	$5.5 billion	$5.6 billion

March quarter 2010 vs. March quarter 2009
Consolidated non-fuel unit cost	Up 1 - 2%	Flat to up 2%

System capacity	Down 4 - 5%	Down 3 - 5%
Domestic	Down 2 - 3%	Down 1 - 3%
International	Down 7 - 8%	Down 5 - 7%
February storms net impact expected to be $30 million for the quarter
Note: Fuel price is net of hedge impact, and includes approximately $0.24 for taxes, transportation, and option premiums

Progress Being Made … More Work To Do
Encouraged with ability to withstand economic headwinds, but improvements remain to achieve our shareholder return goals
10 - 12% operating margin
$2.5 - $3.0 billion in operating
cash flows
Minimize capital reinvestment
requirements
Delever the balance sheet
Generate 10% return on invested capital

Non-GAAP Financial Measures
Delta completed its merger with Northwest Airlines on October 29, 2008. Accordingly, Delta’s financial results prepared in accordance with accounting principles generally accepted in the U.S. (GAAP) include the results of Northwest Airlines for 2009.Under GAAP, Delta does not include in its financial results the results of Northwest Airlines prior to the completion of the merger. Accordingly, Delta’s financial results under GAAP for 2008 include the results of Northwest Airlines for the period from October 30, 2008 through December 31, 2008. This impacts the comparability of Delta’s financial statements under GAAP for 2009 and 2008.

Year-over-year comparisons in certain presentations assume the 2008 financial statements were prepared on a combined basis, excluding special items. “Combined basis” means the company combines the financial results of Delta and Northwest as if the merger had occurred prior to the beginning of the applicable period. Delta believes presenting this financial information on a combined basis provides a more meaningful basis for comparing
Delta’s year-over-year financial performance than the GAAP financial information.

Delta is unable to reconcile certain forward-looking projections to GAAP as the nature or amount of special items cannot be estimated at this time.

Delta excludes special items and fuel hedge losses because management believes the exclusion of these items is helpful to investors to evaluate the company's recurring operational performance.

Earnings before interest, taxes, depreciation, amortization and aircraft rent (EBITDAR) has been presented as management believes it is helpful to investors in utilizing EBITDAR as a proxy for operating cash flow on a period over period basis.

Delta presents net investing activities and net debt issuance because management believes this metric is helpful to investors to evaluate the company's investing and financing activities.

Delta presents consolidated and Mainline cost per available seat mile (CASM) excluding fuel expense and related taxes because management believes the volatility in fuel prices impacts the comparability of year-over-year financial performance. Consolidated and Mainline CASM exclude ancillary businesses not associated with the generation of a seat mile. These businesses include expenses related to Delta’s providing maintenance services
(MRO), staffing services and dedicated freight operations as well as Delta’s vacation wholesale operations.

Delta uses adjusted total debt, including aircraft rent, in addition to long-term adjusted debt and capital leases, to present estimated financial obligations.
Delta reduces adjusted total debt by cash and cash equivalents and short-term investments, to present the amount of additional assets needed to satisfy the debt.

The non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

Pre-Tax Income

EBITDAR

Net Investing

Net Debt Issuance

Revenue

Non-Fuel CASM

Mainline Non-Fuel CASM

Adjusted Net Debt